Exhibit 10.1

THIRD AMENDMENT TO LOAN AGREEMENT

THIS THIRD AMENDMENT TO LOAN AGREEMENT (the “Amendment”) dated as of January 31, 2013 (the “Effective Date”) is made by and between BMO HARRIS BANK N.A., a national bank, as successor by merger to M&I Marshall & Ilsley Bank (“Lender”), and AEROSONIC CORPORATION, a Delaware corporation (“Borrower”).

WITNESSETH

WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated April 30, 2010 as amended by that certain (i) First Amendment to Loan Agreement dated January 6, 2011; (ii) Joint Amendment to Loan Agreement and Revolving Line of Credit Note dated April 29, 2011; (iii) Joint Amendment to Loan Agreement and Revolving Line of Credit Note dated June 27, 2011; and (iv) Second Amendment to Loan Agreement dated September 26, 2011 (as may be further amended, restated, modified or supplemented and in effect from time to time, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

WHEREAS, pursuant to the Loan Agreement, Borrower issued to Lender that certain (i) Amended and Restated Revolving Line of Credit Note dated September 26, 2011 in the original principal amount of Four Million Five Hundred Thousand and No/100 Dollars ($4,500,000) as amended by that certain First Amendment to Amended and Restated Revolving Line of Credit Note dated June 27, 2012 (as may be further amended, restated, modified or supplemented and in effect from time to time, the “Revolving Line of Credit Note”); (ii) Interest Bearing Installment Note (Real Estate) dated April 30, 2010 in the original principal amount of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000) (as may be amended, restated, modified or supplemented and in effect from time to time, the “Real Estate Installment Note”); (iii) Interest Bearing Installment Note (Equipment) dated April 30, 2010 in the original principal amount of One Million Nine Hundred Thousand and No/100 Dollars ($1,900,000) (as may be amended, restated, modified or supplemented and in effect from time to time, the “Term Note”); and (iv) Equipment Line of Credit Note dated April 30, 2010 in the original principal amount of Seven Hundred Thousand and No/100 Dollars ($700,000) (as may be amended, restated, modified or supplemented and in effect from time to time, the “Equipment Note,” collectively with the Revolving Line of Credit Note, Real Estate Installment Note and Term Note, the “Notes”).

WHEREAS, to secure Borrower’s payment of the Notes and Borrower’s performance under the Loan Agreement, Borrower, among other things, executed and delivered to Lender that certain (i) Mortgage, Security Agreement and Assignment of Rents dated April 30, 2010, recorded in the Official Records of Pinellas County, Florida at O.R. Book 16909 Pages 2344-2362 (the “Mortgage”), whereby Borrower granted a security interest in the real and personal property described therein to Lender; (ii) Collateral Assignment of Rents and Leases dated April 30, 2010, recorded in the Official Records of Pinellas County, Florida at O.R. Book 16909 Pages 2363-2369 (the “Collateral Assignment”), whereby Borrower granted a security interest in the rents and leases described therein to Lender; (iii) Security Agreement dated April 30, 2010 (the “Security Agreement”), whereby Borrower granted a security interest in the personal property more particularly described therein to Lender; and (iv) Negative Pledge Agreement dated April 30, 2010, recorded in the Official Records of Albemarle County, Virginia at O.R. Book 3879 Pages 601-607 (the “Negative Pledge”), whereby Avionics Specialties, Inc., a wholly-owned subsidiary of Borrower, agreed not to grant a lien on, or otherwise encumber or transfer, the real property described therein.

WHEREAS, to further secure Borrower’s payment of the Notes and Borrower’s performance under the Loan Agreement, Avionics Specialties, Inc., a Virginia corporation, and OP Technologies, Inc., an Oregon corporation, each a wholly-owned subsidiary of Borrower (each a “Guarantor” and collectively, the “Guarantors”), each executed and delivered an unconditional Guaranty Agreement dated April 30, 2010 guarantying payment and performance by Borrower of all obligations evidenced by the Notes and Loan Agreement (such guarantees collectively referred to herein as the “Guaranty”).

WHEREAS, to secure Guarantor’s obligations and performance under the Guaranty, each Guarantor, among other things, executed and delivered to Lender that certain Security Agreement dated April 30, 2010 (the “Guarantor Security Agreement”) granting Lender a security interest in certain collateral more particularly described therein. The Loan Agreement, Notes, Mortgage, Collateral Assignment, Security Agreement, Negative Pledge, Guaranty, Guarantor Security Agreement and any and all other documents or instruments executed in connection therewith shall be referred to herein as the “Loan Documents.”

WHEREAS, as of January 31, 2013, the aggregate outstanding principal balance of the Notes is $4,891,982.49.

WHEREAS, Borrower wishes to renew and extend the maturity dates of the Revolving Line of Credit Note, Real Estate Installment Note and Term Note, and to make certain other modifications to the Loan Agreement, and although Lender is under no obligation to do so, Lender is willing to renew and extend the maturity dates of the Revolving Line of Credit Note, Real Estate Installment Note and Term Note and make certain modifications to the Loan Agreement under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the execution and delivery of this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Recitals. The parties hereto hereby affirm all recitals and statements above as true and correct and hereby incorporate such recitals into this Amendment.

2. Renewal of Revolving Line of Credit. The Lender agrees to renew the Revolving Line of Credit. The Revolving Line of Credit shall be evidenced by the Renewal Revolving Line of Credit Note, the form of which is attached hereto as Exhibit “A”. The parties hereby acknowledge and agree that the Renewal Revolving Line of Credit Note shall constitute a “Loan Document” under the Loan Agreement and the other Loan Documents and any reference to the Revolving Line of Credit Note in the Loan Agreement and other Loan Documents shall mean and include the Renewal Revolving Line of Credit Note.

3. Renewal of Real Estate Loan. The Lender agrees to extend the maturity date of the Real Estate Loan. The Real Estate Loan shall be evidenced by the Renewal Interest Bearing Installment Note (Real Estate) in the original principal amount of Two Million Eight Hundred Seventy-Seven Thousand Seven Hundred Seventy-Seven and 92/100 Dollars ($2,877,777.92) (the “Renewal Real Estate Installment Note”), the form of which is attached hereto as Exhibit “B”. The parties hereby acknowledge and agree that the Renewal Real Estate Installment Note shall constitute a “Loan Document” under the Loan Agreement and the other Loan Documents and any reference to the Real Estate Installment Note in the Loan Agreement and other Loan Documents shall mean and include the Renewal Real Estate Installment Note.

4. Renewal of Term Loan. The Lender agrees to extend the maturity date of the Term Loan. The Term Loan shall be evidenced by the Renewal Interest Bearing Installment Note (Equipment) in the original principal amount of Eight Hundred Eighty-Six Thousand Six Hundred Sixty-Six and 88/100 Dollars ($886,666.88) (the “Renewal Term Note”), the form of which is attached hereto as Exhibit “C”. The parties hereby acknowledge and agree that the Renewal Term Note shall constitute a “Loan Document” under the Loan Agreement and the other Loan Documents and any reference to the Term Note in the Loan Agreement and other Loan Documents shall mean and include the Renewal Term Note.

5. Amendment to Section 1.2 of the Loan Agreement. Section 1.2 of the Loan Agreement is hereby amended so that, from and after the Effective Date, it shall read as follows:

““Borrowing Base” means the lesser of (a) the Revolving Credit Limit or (b) the sum of (i) up to eighty percent (80%) of the aggregate amount of Eligible Accounts; plus (ii) eighty percent (80%) of the aggregate amount of Finished Goods Inventory; plus (iii) fifty percent (50%) of the aggregate amount of Raw Materials Inventory, with the aggregate total inventory of (ii) and (iii) not to exceed Two Million Seven Hundred Fifty Thousand and No/100 Dollars ($2,750,000).”

6. Amendment to Section 1.32 of the Loan Agreement. Section 1.32 of the Loan Agreement is hereby amended so that, from and after the Effective Date, it shall read as follows:

““Notes” means the Renewal Revolving Line of Credit Note, Renewal Real Estate Installment Note, Renewal Term Note and the Equipment Line of Credit Note, as each may be amended, restated, renewed, modified or supplemented and in effect from time to time.”

7. Amendment to Section 2.2 of the Loan Agreement. Section 2.2 of the Loan Agreement is hereby amended so that, from and after the Effective Date, it shall read as follows:

“Availability Period. The Revolving Line of Credit is available between the date of this Agreement and January 31, 2016 (the “RLOC Availability Period”), unless Borrower is in default under this Agreement. Any amount of principal repaid by Borrower during the RLOC Availability Period may again be borrowed by Borrower, provided that the aggregate principal balance outstanding at any time does not exceed the Revolving Credit Limit, subject at all times to the Borrowing Base limitation imposed in Section 2.3 of this Agreement.”

8. Amendment to Section 2.4 of the Loan Agreement. Section 2.4 of the Loan Agreement is hereby amended so that, from and after the Effective Date, it shall read as follows:

“Interest Rate. Interest on the Revolving Line of Credit shall accrue at a rate per year equal to the One Month BBA LIBOR plus 3.00 percentage point(s).”

9. Amendment to Section 2 of Loan Agreement; New Section 2.7. The Loan Agreement is hereby amended to add a new section 2.7, so that, from and after the Effective Date, it shall read as follows:

“2.7 Unused Commitment Fee. Borrower agrees to pay Bank a fee equal to twenty-five (25) basis points on any difference between the Revolving Credit Limit and the amount of credit it actually uses, determined by the daily amount of credit outstanding during the specified period. The fee will be calculated quarterly and is due in arrears commencing on June 30, 2013 (for the quarter ended March 31, 2013) and on the last day of each following quarter until the expiration of the RLOC Availability Period.”

10. Amendment to Section 3.2 of the Loan Agreement. Section 3.2 of the Loan Agreement is hereby amended so that, from and after the Effective Date, it shall read as follows:

“Interest Rate. Interest on the Real Estate Loan shall accrue at a rate per year equal to the One Month BBA LIBOR plus 3.40 percentage point(s).”

11. Amendment to Section 4.2 of the Loan Agreement. Section 4.2 of the Loan Agreement is hereby amended so that, from and after the Effective Date, it shall read as follows:

“Interest Rate. Interest on the Term Loan shall accrue at a rate per year equal to the One Month BBA LIBOR plus 3.40 percentage point(s).”

12. Amendment to Section 12.1 of the Loan Agreement. Section 12.1 of the Loan Agreement is hereby amended so that, from and after the Effective Date, it shall read as follows:

“Financial Information. At all times that any debt, liability or obligation is owed to the Bank by Borrower under this Agreement or any of the other Loan Documents, unless the Bank otherwise consents in writing, Borrower will maintain for itself a system of accounting established and administered in accordance with GAAP, consistently applied, and will furnish to the Bank:

(a) Within one hundred eighty (180) days of the fiscal year end, the annual financial statements of Borrower, certified and dated by a Responsible Officer. These financial statements must be audited (with an opinion reasonably satisfactory to the Bank) by Mayer Hoffman McCann, P.C., or such other Certified Public Accountant acceptable to the Bank. The statements shall be prepared on a consolidated basis.

(b) Within forty-five (45) days after the end of each fiscal quarter, quarterly financial statements of Borrower certified and dated by a Responsible Officer. These financial statements must be reviewed by Mayer Hoffman McCann, P.C., or such other Certified Public Accountant acceptable to the Bank. The statements shall be prepared on a consolidated basis.

(c) Copies of the Form 10-K Annual Report, Form 10-Q Quarterly Report, and any Form 8-K Current Report within ten (10) days after the date of filing with the SEC.

(d) Within twenty (20) days after the end of each calendar month, Borrower shall deliver to the Bank a duly completed borrowing base certificate in the form and substance satisfactory to the Bank as of the last day of such calendar month certifying Borrower’s compliance with Section 2.3 of this Agreement and an aging schedule of its accounts receivable and accounts payable, each in a form and detail acceptable to the Bank and certified by a Responsible Officer.

(e) Within forty-five (45) days after the end of each fiscal quarter, a compliance certificate of Borrower executed by a Responsible Officer and setting forth (i) the information and computations (in sufficient detail) to establish that the Borrower is in compliance with all financial covenants set forth in Section 12.2 at the end of the period covered by the financial statements then being furnished and (ii) whether there existed as of the date of such financial statements and whether there exists as of the date of the certificate, any default under this Agreement and, if any such default exists, specifying the nature thereof and the action the Borrower is taking and propose to take with respect thereto.

(f) Each financial statement provided to the Bank pursuant to this Section 12.1 shall be accompanied by a certification by a Responsible Officer of Borrower certifying that to his knowledge no Event of Default has occurred under this Agreement or, if an Event of Default has occurred, specifying such default with detail.

(g) Such other information, including non-financial information, as the Bank may from time to time reasonably request.”

13. Amendment to Section 12.2(a) of the Loan Agreement. Section 12.2(a) of the Loan Agreement is hereby amended so that, from and after the Effective Date, it shall read as follows:

“Total Stockholders’ Equity. To maintain on a consolidated basis Total Stockholders’ Equity equal to at least Eight Million Seven Hundred Fifty-Nine Thousand One Hundred and No/100 Dollars ($8,759,100), which amount shall increase on a quarterly basis in an amount equal to ninety percent (90%) of Borrower’s net income (calculated on a consolidated basis) for such quarter. This amount shall be calculated at the end of each quarterly reporting period for which Bank requires financial statements.”

14. Amendment to Section 12.2(b) of the Loan Agreement. Section 12.2(b) of the Loan Agreement is hereby amended so that, from and after the Effective Date, it shall read as follows:

“Funded Debt to EBITDA. To maintain on a consolidated basis a ratio of Funded Debt to EBITDA not exceeding 3.0:1.0. This ratio shall be calculated at the end of each quarterly reporting period for which the Bank requires financial statements, using the results of the twelve-month period ending with the last day of that reporting period.”

15. Conditions to Effectiveness. This Amendment shall become effective as of the Effective Date upon Lender receiving the following items, in form and content acceptable to Lender in its sole discretion:

15.1 Lender shall receive counterpart originals of this Amendment executed by all parties listed on the signature page(s) hereto and originals or certified or other copies of such other documents as the Lender may reasonably request.

15.2 Lender shall have received the original duly executed Renewal Revolving Line of Credit Note, Renewal Real Estate Installment Note and Renewal Term Note.

15.3 Lender shall have received the original Modification of Mortgage, Security Agreement and Assignment of Rents in the form attached hereto as Exhibit D.

15.4 A certificate of the Secretary of State from the state of organization of Borrower and each Guarantor, dated as of a date not more than five (5) business days before the Effective Date, with respect to the good standing of Borrower and each Guarantor, and of the Secretary of State or equivalent official of each other jurisdiction where Borrower and each Guarantor is qualified to do business as a foreign entity, dated not more than five (5) business days before the Effective Date, with respect to such qualification and the good standing of Borrower and Guarantor in such jurisdiction.

15.5 Lender shall receive evidence that the execution, delivery and performance by Borrower of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

16. Representations, Warranties and Covenants. By executing this Amendment, Borrower represents and warrants to Lender that (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Loan Agreement, the Notes or the Loan Documents except for those events, if any, that have been disclosed in writing to Lender or waived in writing by Lender; (b) the representations and warranties in the Loan Agreement are true as of the date of this Amendment as if made on the date hereof; (c) the financial statements and other financial information most recently provided to Lender are correct and complete in all material respects and fairly represent the financial condition of Borrower as at the date thereof and fairly represent the results of the operations of Borrower for the period covered thereby; (d) there has been no material adverse change in the business, properties, or condition, financial or otherwise, of Borrower since the date of such financial statements or other information; (e) this Amendment does not conflict with any law, agreement, or obligation by which Borrower is bound; and (f) this Amendment is within Borrower’s powers, has been duly authorized, and does not conflict with any of Borrower’s organization papers.

17. Reaffirmation and Confirmation. Borrower hereby (a) acknowledges and reaffirms its obligations as set forth in the Loan Documents; (b) agrees to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations set forth in the Loan Documents, each of which remains in full force and effect; and (c) confirms, ratifies and reaffirms that the security interest granted to Lender in the Collateral pursuant to the Loan Documents in order to secure Borrower’s prompt payment of the Notes and Borrower’s performance under the Loan Documents, is continuing and is and shall remain unimpaired and shall continue to constitute a first priority security interest (subject to Permitted Liens) in favor of Lender, with the same force, effect and priority in effect both immediately prior to and after entering into this Amendment. Lender’s security interest in and to the Collateral has attached and continues to attach to all such Collateral and no further act on the part of Lender is necessary to continue such security interest. Should any term or provision of the Loan Agreement, Notes or other Loan Documents conflict with the terms or provisions contained in this Amendment, the terms and provisions of this Amendment shall be controlling. This Amendment is not intended to be, nor shall it be construed to be, a novation or an accord and satisfaction of any other obligation or liability of Borrower to Lender.

18. Fees and Costs. Contemporaneous with the execution of this Amendment, Borrower shall pay to the Lender (a) a renewal fee equal to Thirty Thousand and No/Dollars ($30,000); and (b) all costs, expenses and attorneys’ fees incurred by Lender in connection with this Amendment.

19. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

20. FINAL AGREEMENT. This written Amendment represents the final agreement between and among the parties hereto and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements between or among the parties. There are no unwritten oral agreements between or among the parties.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

LENDER: BMO HARRIS BANK N.A. By: ______________________________ Its: ______________________________ Name: ___________________________	BORROWER: AEROSONIC CORPORATION By: ______________________________ Its: ______________________________ Name: ___________________________

Signature page to Third Amendment to Loan Agreement

CONSENT AND REAFFIRMATION OF GUARANTORS

The undersigned, each a guarantor of Borrower’s obligations to Lender pursuant to the Guaranty executed by the undersigned in favor of Lender, hereby (i) acknowledges and consents to the execution, delivery, and performance by Borrower of the foregoing Third Amendment to Loan Agreement; (ii) warrants and covenants to Lender that, except to the extent previously disclosed to Lender in writing, all representations and warranties previously made by Guarantor to Lender are true, complete, and accurate as of the date of this Consent and Reaffirmation of Guarantors; and (iii) reaffirms and agrees that the Guaranty to which the undersigned is party and all other documents and agreements executed and delivered by either the undersigned or Borrower to Lender in connection with the indebtedness represented by the Notes (including, without limitation, the Renewal Revolving Line of Credit Note, Renewal Real Estate Installment Note and Renewal Term Note), the Loan Agreement and Loan Documents are all in full force and effect, without defense, offset, or counterclaim, or alternatively, that any such right of defense, offset or counterclaim is hereby expressly waived.

IN WITNESS WHEREOF, the undersigned has duly consented to the Third Amendment to Loan Agreement by execution and delivery to Lender of this Consent and Reaffirmation of Guarantors as of the day and year first above written.

GUARANTORS:

AVIONICS SPECIALTIES, INC.

By: ____________________________
Name: __________________________
Its: ____________________________

OP TECHNOLOGIES, INC.

By: ____________________________
Name: __________________________
Its: ____________________________

International Waters Closing Affidavit

BEFORE ME, the undersigned, a licensed captain of the ____________________________, personally appeared ____________________________ an officer of BMO Harris Bank N.A., a national bank, as successor by merger to M&I Marshall & Ilsley Bank (the “Lender”), and ____________________________, the ____________________________ of Aerosonic Corporation, a Delaware corporation (the “Borrower”), who, being by me first duly sworn, stated:

1. On the date hereof, Borrower executed that certain (a) Third Amendment to Loan Agreement dated January 31, 2013 (the “Amendment”), (b) Renewal Revolving Line of Credit Note dated January 31, 2013 (“Renewal Revolving Line of Credit Note”), and (c) Renewal Interest Bearing Installment Note (Equipment) dated January 31, 2013 (“Renewal Term Note”), at a latitude of ____________________________ and longitude of ____________________________, which is not located in Florida territorial waters.

2. Borrower personally delivered the Amendment, Renewal Revolving Line of Credit Note and Renewal Term Note to the Lender, and Lender accepted the Amendment, Renewal Revolving Line of Credit Note and Renewal Term Note on the date hereof on the ____________________________, at a latitude of ____________________________ and longitude of ____________________________, which is not located in Florida territorial waters.

DATED this ___ day of ______________, 2013.

AEROSONIC CORPORATION By:_______________________________________ Its:_______________________________________ Name:____________________________________	BMO HARRIS BANK N.A. By:_______________________________________ Its:_______________________________________ Name:____________________________________

SWORN to and subscribed before me this ___ day of ______________, 2013, a licensed captain.

________________________________________

Print Name:______________________________

Title:____________________________________

EXHIBIT A

Form of Renewal Revolving Line of Credit Note

See attached.

EXHIBIT B

Form of Renewal Real Estate Installment Note

See attached.

EXHIBIT C

Form of Renewal Term Note

See attached.

EXHIBIT D

Form of Modification of Mortgage, Security Agreement and Assignment of Rents

See attached.